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                                                                   EXHIBIT 10.14

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

        Lions Gate Entertainment Corp., a British Columbia Corporation, hereby assigns the following employment agreements (collectively "Agreements") to Lions Gate Entertainment Inc., a Delaware Corporation:

        Lions Gate Entertainment Inc. hereby assumes and agrees to pay, perform and discharge when due all liabilities and obligations under the Agreements.

                The Agreements

                That certain Employment Agreement by and between Mark Amin and Lions Gate Entertainment Corp. dated as of June 6, 2000, as amended.

                That certain Employment Agreement by and between Kevin Beggs and Lions Gate Entertainment Corp. dated as of August 14, 1998, as revised September 1, 1998, and as amended September 8, 2000.

                That certain Employment Agreement by and between Ira Bernstein and Mercury Entertainment and Lions Gate Entertainment Corp. dated as of April 15, 2001.

                That certain Executive Producing and Consulting Agreement by and between John Dellaverson and Lions Gate Entertainment Corp. dated as of April 1, 2003.

                That certain Employment Agreement by and between Jon Feltheimer and Lions Gate Entertainment Corp. dated as of January 1, 2001.

                That certain Employment Agreement by and between Wayne Levin and Lions Gate Entertainment Corp. dated as of May 1, 2001.

                That certain Employment Agreement by and between Nick Meyer and Lions Gate Entertainment Corp. dated as of April 15, 2001.
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Assignment Agreement
Page 2


The parties hereto have caused this Assignment and Assumption Agreement to be executed as of June 5, 2003:

Lions Gate Entertainment Corp.
/s/ Wayne Levin
--------------------------
By: Wayne Levin
Its: GC

Lions Gate Entertainment Inc.
/s/ Wayne Levin
--------------------------
By: Wayne Levin
Its: GC

Each of the following individuals consents to such assignment as of June 5,
2003:
/s/ Mark Amin
------------------------
Mark Amin
/s/ Kevin Beggs
------------------------
Kevin Beggs
/s/ Ira Bernstein
------------------------
Ira Bernstein
/s/ John Dellverson
------------------------
John Dellverson
/s/ Jon Feltheimer
------------------------
Jon Feltheimer
/s/ Wayne Levin
------------------------
Wayne Levin
/s/ Mick Meyer
------------------------
Nick Meyer